Exhibit 10.11


                                 AMENDMENT NO. 1

           This AMENDMENT NO. 1, dated as of September 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Amendment"), is among VON HOFFMANN HOLDINGS, INC., a Delaware corporation formerly known as Von Hoffmann Corporation (the "Parent"), VON HOFFMANN CORPORATION, a Delaware corporation formerly known as Von Hoffmann Press, Inc. ("VHC"), H&S GRAPHICS, INC., PRECISION OFFSET PRINTING COMPANY, INC., PREFACE, INC., ONE THOUSAND REALTY & INVESTMENT COMPANY and certain other Subsidiaries of VHC which may from time to time become party as Borrowers to the Credit Agreement referred to below (together with VHC, each a "Borrower" and, collectively, the "Borrowers"), and the Lenders signatory hereto.

           The Borrowers, the banks and other lending institutions party thereto from time to time (each a "Lender" and, collectively, the "Lenders"), THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and US BANK NATIONAL ASSOCIATION, as documentation agent for the Lenders (in such capacity, the "Documentation Agent") have heretofore entered into a Credit Agreement dated as of March 26, 2002 (as heretofor amended, the "Credit Agreement");

           The Obligors and the Lenders desire to amend the Credit Agreement to, among other things, reflect certain changes to the cash management practices of the Borrowers effected subsequent to the closing under the Credit Agreement.

           NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

           Unless otherwise defined herein, capitalized terms defined in the Credit Agreement shall have the same meanings when used in this Amendment. The following additional terms, as used herein, shall have the following respective meanings:

           "Amendment" has the meaning set forth in the preamble hereof.

           "Amendment Effective Date" has the meaning set forth in Article III.


                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

           Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Obligors contained herein, the Credit Agreement is hereby amended, as of the Amendment Effective Date, in accordance with this Article II.

           SECTION 2.01 AMENDMENTS TO CERTAIN DEFINITIONS SET FORTH IN SECTION
1.1. (a) The definitions of "Collection Account", "Concentration Account", "Disbursement Account", "Notice of Cash Dominion" and "Operating Account" set forth in Section 1.1 of the Credit Agreement are hereby amended to read in full as follows:

                     "Collection Account" means a Deposit Account of VHC or any one or more of its Subsidiaries designated as a "ZBA collection" account on Schedule VI hereto.

                     "Concentration Account" means a Deposit Account of VHC or any one or more of its Subsidiaries designated as a "concentration" account on Schedule VI hereto.

                     "Disbursement Account" means the Operating Account and any other Deposit Account of VHC or any one or more of its Subsidiaries listed on Schedule VI hereto and which is not a Collection Account or a Concentration Account.

                     "Notice of Cash Dominion" means a notice by the Administrative Agent to each bank maintaining any Collection Account of any Borrower or one or more of its Subsidiaries (with a copy to such Borrower), substantially in the form of Exhibit B-4 hereto, notifying such banks and such Borrower that the Administrative Agent has elected to effect the cash dominion procedures in accordance with
           Section 2.8.

                     "Operating Account" means the Concentration Account numbered 1001613379 maintained with the Depositary Bank by VHC on which VHC draws checks to pay operating expenses.

                      (b) Clause (ii) of the definition of "Eligible Account" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in full as follows:

                                 (ii) Accounts more than 90 days past the
                      original billing date therefore;

           SECTION 2.02 AMENDMENT TO SECTION 3.1.1(D). Section 3.1.1(d) of the Credit Agreement is hereby amended to read in full as follows:

                     (d) Mandatory Repayments from Collection Accounts.

                                 (i) Deposits of Proceeds to Collection
                      Accounts. The Obligors shall instruct all Account Debtors and other Persons obligated in respect of Accounts to make all payments in respect of the Accounts directly to one or more Collection Accounts. In addition, each Borrower agrees that if the proceeds of any Accounts shall be received by it or by any of the other Obligors, such Borrower shall, and shall cause each of the other Obligors to, as promptly as possible deposit such proceeds in a Collection Account. Until so deposited, all such proceeds shall be held in trust by such Obligors for the Administrative Agent on behalf of the Secured Parties and shall not be commingled with any other funds or property of such Obligors. So long as no Notice of Cash Dominion is in effect, the Borrowers may from time to time transfer the Available Balances on deposit in the Collection Accounts to one or more Disbursement Accounts or Concentration Accounts and may transfer Available Balances among the Concentration Accounts and Disbursement Accounts.

                                 (ii) Withdrawals to Pay Obligations. On any
                      date on which a Notice of Dominion is in effect, (A) the aggregate Available Balance of all Disbursement Accounts and Concentration Accounts in excess of an aggregate amount equal to (x) if Excess Availability on such date exceeds $5,000,000 and no Event of Default shall have occurred and be continuing, $5,000,000, (y) if Excess Availability on such date exceeds $5,000,000 and an Event of Default shall have occurred and be continuing, $2,500,000 or (z) if Excess Availability on such date is less than or equal to $5,000,000, $0 (provided that the limitations set forth in this clause (ii) shall not affect or impair any rights or remedies of the Administrative Agent under the Pledge and Security Agreement or any other Loan Document if an Event of Default has occurred and is continuing), shall be transferred by the Borrowers and their Subsidiaries to the Administrative Agent in the manner as shall be instructed by the Administrative Agent in the applicable Notice of Cash Dominion, (B) the aggregate Available Balance of all Collection Accounts shall be transferred by the respective banks maintaining such Collection Accounts to the Administrative Agent in the manner as shall be instructed by the Administrative Agent in the applicable Notice of Cash Dominion and (C) following the transfers referred to in clauses (A) and (B) above, to the extent necessary to pay in full the Loans and/or to Cash Collateralize in full all Letter of Credit Outstandings, the amounts so transferred to the Administrative Agent shall be applied by the Administrative Agent to repay Loans or Cash Collateralize Letter of Credit Outstandings. Each Borrower hereby irrevocably authorizes and empowers the Administrative Agent, its officers, employees and authorized agents at any time during which a Notice of Cash Dominion is in effect, to endorse and sign its name or the name of any other Obligor on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the applicable Obligor prior to any endorsement or assignment thereof by the Administrative Agent. The Administrative Agent may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment. If, notwithstanding the provisions of clause (B) above and the provisions of any applicable deposit account control agreement, any Obligor receives any funds required to be transferred to the Administrative Agent in accordance with clause (B) above or any funds required to be transferred to the Administrative Agent in accordance with clause (B) above are deposited into any Concentration Account or Disbursement Account, the applicable Obligor(s) shall hold all such funds in trust for the Administrative Agent on behalf of the Secured Parties, shall not commingle such funds with any other funds or property of any Obligor and shall promptly transfer such funds to the Administrative Agent in the manner described in the applicable Notice of Cash Dominion.

           SECTION 2.03 AMENDMENT TO SECTION 7.1.11. Section 7.1.11 of the Credit Agreement is hereby amended to read in full as follows:

                     SECTION 7.1.11 Notification to Account Debtors. Each Borrower hereby authorizes the Administrative Agent at any time following the occurrence of and during the continuance of an Event of Default to notify each Account Debtor in respect of any Account that such Account has been assigned to the Administrative Agent for the benefit of the Secured Parties and that any payments due or to become due in respect of such Account are to be made directly to a Collection Account in accordance with Section 3.1.1(d).

           SECTION 2.04 AMENDMENT TO SCHEDULE VI. Schedule VI to the Credit Agreement is hereby amended to read in full as set forth on Schedule VI hereto.


                                  ARTICLE III
                             CONDITIONS PRECEDENT

           This Amendment (and the amendments contained herein) shall become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this Article III shall have been satisfied.

           SECTION 3.01 COUNTERPARTS AND LENDER CONSENTS. The Administrative Agent shall have received counterparts hereof executed on behalf of each Obligor and the Required Lenders.

           SECTION 3.02 AMENDMENT NO. 1 TO SECURITY AGREEMENT. The Administrative Agent shall have received counterparts of an Amendment No. 1 to Security Agreement, in the form attached hereto as Exhibit A, executed on behalf of each Obligor and the Administrative Agent.

           SECTION 3.03 AMENDMENT AND RESTATEMENT OF DEPOSIT ACCOUNT CONTROL AGREEMENT. The Administrative Agent shall have received counterparts of an amendment and restatement of the deposit account control agreement among Von Hoffmann Corporation, Von Hoffmann Holdings Inc., One Thousand Realty & Investment Company, the Administrative Agent and US Bank National Association, in form and substance satisfactory to the Administrative Agent and relating to the Administrative Agent's control of each Collection Account maintained by any Obligor with US Bank National Association, executed on behalf of each applicable Obligor, US Bank National Association and the Administrative Agent.

           SECTION 3.04 OTHER COSTS AND EXPENSES. The Agent shall have received all fees, costs and expenses (including, without limitation, all fees and disbursements of Mayer, Brown, Rowe & Maw in connection with the preparation, negotiation, execution and delivery of this Amendment and the waivers to the Credit Agreement dated April 26, 2002 and June 19, 2002) due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement to the extent then invoiced.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

           SECTION 4.01 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to consent to the amendments contained herein and to enter into this Amendment, each Obligor, jointly and severally, represents and warrants as set forth below:

                      (a) After giving effect to this Amendment, the amendment of certain provisions of the Credit Agreement do not impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Documents relating thereto (the "Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. The amendment of certain provisions of the Credit Agreement effected pursuant to this Amendment do not require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. The position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment of certain provisions of the Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

                      (b) Each Obligor reaffirms as of the Amendment Effective Date such Person's respective covenants and agreements contained in the Credit Agreement, each Security Document to which such Person is a party, including, in each case, as such covenants and agreements may be modified by this Amendment. Each such Obligor further confirms that each such Loan Document to which such Person is a party is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects, except that upon the occurrence of the Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", "therein" or words of like or similar import shall mean and be a reference to the Credit Agreement and the Loan Documents as amended hereby.

                      (c) Both immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in Article VI of the Credit Agreement and each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

           SECTION 4.02 VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Obligors enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

           SECTION 4.03 NO DEFAULT. Both immediately before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

                                   ARTICLE V
                           MISCELLANEOUS PROVISIONS

           SECTION 5.01 RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby. Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of any Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude any Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto.

           SECTION 5.02 HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

           SECTION 5.03 EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

           SECTION 5.04 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           SECTION 5.05 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

           IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                            VON HOFFMANN HOLDINGS, INC.

                            By:  /s/ Peter Mitchell
                                 -----------------------------------------------
                                 Name: Peter Mitchell
                                 Title: Executive Vice President
                                        & Chief Financial Officer



                            VON HOFFMANN CORPORATION

                            By:  /s/ Peter Mitchell
                                 -----------------------------------------------
                                 Name: Peter Mitchell
                                 Title: Executive Vice President
                                        & Chief Financial Officer



                            H&S GRAPHICS, INC.

                            By:  /s/ Peter Mitchell
                                 -----------------------------------------------
                                 Name: Peter Mitchell
                                 Title: Chief Financial Officer



                            PRECISION OFFSET PRINTING COMPANY, INC.

                            By:  /s/ Peter Mitchell
                                 -----------------------------------------------
                                 Name: Peter Mitchell
                                 Title: Chief Financial Officer

                            PREFACE, INC.

                            By:  /s/ Peter Mitchell
                                 -----------------------------------------------
                                 Name: Peter Mitchell
                                 Title: Chief Financial Officer




                            ONE THOUSAND REALTY & INVESTMENT COMPANY

                            By:  /s/ Peter Mitchell
                                 -----------------------------------------------
                                 Name: Peter Mitchell
                                 Title: Chief Financial Officer



LENDERS:                    THE CIT GROUP/BUSINESS CREDIT, INC.

                            By:  /s/ Barbara Perich
                                 -----------------------------------------------
                                 Name: Barbara Perich
                                 Title: Vice President



                            CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

                            By:  /s/ Bill O'Daly
                                 -----------------------------------------------
                                 Name:  Bill O'Daly
                                 Title:  Director



                            By:  /s/ Cassandra Droogan
                                 -----------------------------------------------
                                 Name:  Cassandra Droogan
                                 Title:  Associate

                            US BANK NATIONAL ASSOCIATION

                            By: /s/ Jim Wening
                                ------------------------------------------------
                                Name: Jim Wening
                                Title: Vice President





                            THE BANK OF NOVA SCOTIA

                            By:
                                ------------------------------------------------
                                Name:
                                Title:




                            WHITEHALL BUSINESS CREDIT CORPORATION

                            By: /s/ Joseph Zautua
                                ------------------------------------------------
                                Name: Joseph Zautua
                                Title: Vice President




                            LASALLE BUSINESS CREDIT, INC.

                            By: /s/ Michael F. Aliberto
                                ------------------------------------------------
                                Name: Michael F. Aliberto
                                Title: Vice President




                            TRANSAMERICA BUSINESS CAPITAL CORPORATION

                            By: /s/ Stephen K. Goetschius
                                ------------------------------------------------
                                Name: Stephen K. Goetschius
                                Title: Senior Vice President

                            CREDIT INDUSTRIEL ET COMMERCIAL


                            By:
                                ------------------------------------------------
                                Name:
                                Title:

                                                                  SCHEDULE VI

                                DEPOSIT ACCOUNTS

Obligor                               Bank                          Account Number      Description
-------                               ----                          --------------      -----------
Von Hoffmann Holdings Inc.            US Bank Corporation           1001613403          Disbursement

Von Hoffmann Corporation              US Bank Corporation           0000010537          Disbursement
                                      US Bank Corporation           3500710789          Controlled Disbursement
                                      US Bank Corporation           15230200293         ZBA Collection
                                      Branch Banking & Trust        5150916161          Disbursement
                                      US Bank Corporation           1891015495          Disbursement
                                      US Bank Corporation           1876200619          Working Fund-Owensville Plant
                                                                                        Disbursements
                                      US Bank Corporation           3500707280          Controlled Disbursement
                                      US Bank Corporation           1001235272          Working Fund-St. Louis Office
                                                                                        Disbursements
                                      US Bank Corporation           1001613379          Concentration
                                      US Bank Corporation           3500712124          Controlled Disbursement
                                      Central Bank                  000272              Working Fund-Jefferson City Plant
                                                                                        Disbursements
                                      Cass Bank                     00-0032704-2        Freight Disbursement

One Thousand Realty &
 Investment Company                   US Bank Corporation           1001485406          Disbursement

Precision Offset Printing Company     Allfirst Bank                 00620-6530-0        Concentration
                                      Allfirst Bank                 990238340           ZBA Collection

H & S Graphics, Inc.                  American National Bank        5330330351          Concentration
                                      American National Bank        5330428866          ZBA Collection

Preface, Inc.                         American National Bank        5330330378          Concentration
                                      American National Bank        5330428874          ZBA Collection
